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                                                                Exhibit 14(b)(2)

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                                                      PricewaterhouseCoopers LLP
                                                      One North Wacker
                                                      Chicago IL 60606
                                                      Telephone (312) 298 2000



                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the reference to us under the headings "Financial Highlights" and "Independent Auditors" in this Registration Statement on Form N-14 for Van Kempen Life Investment Trust Growth and Income.


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February 27, 2002